SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ __ ]
Check the appropriate box: [X ] Preliminary Proxy Statement	[ __ ] Confidential, For Use of the Com- mission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ __ ] Definitive Additional Materials
[ __ ] Soliciting Material Under Rule 14a-12

USIP.COM, INC.

_____________________________________________________________________________________________

(Name of Registrant as Specified in Its Charter)

_____________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[      ] No fee required.

[_X ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

_____________________________________________________________________________________________

(2) Aggregate number of securities to which transaction applies:

_____________________________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

Filing fee was calculated by multiplying .000092 by the aggregate of cash and the value of property to be received in the merger and asset sale transaction.

_____________________________________________________________________________________________

(4) Proposed maximum aggregate value of transaction:  $13,218,785

_____________________________________________________________________________________________

(5) Total fee paid:  $1,216.06

_____________________________________________________________________________________________

[ __ ] Fee paid previously with preliminary materials:

_____________________________________________________________________________________________

[ __ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

______________________________________________________________________________

(2) Form, Schedule or Registration Statement No.

______________________________________________________________________________

(3) Filing Party:

______________________________________________________________________________

(4) Date Filed:

______________________________________________________________________________

USIP.COM, INC.

7325 OSWEGO ROAD

LIVERPOOL, NEW YORK 13090

Dear USIP.Com, Inc. Shareholders:

You are cordially invited to attend a Special Meeting of Shareholders to be held at 2424 North Federal Highway, Suite 150, Boca Raton, Florida 33431, on Friday, December 3, 2004 at 11:00 a.m., local time, for the following purposes:

1.)

A proposal to approve the sale of substantially all of the Company’s assets, consisting of the common stock of the Company’s wholly owned subsidiaries, Datone, Inc., a Delaware corporation, NB Payphones, Ltd., a Pennsylvania corporation, and The Platinum Funding Corporation, a New York corporation, to Fresca Worldwide Trading Corporation, a Nevada corporation.

2.)

A proposal to amend the articles of incorporation of the Company to change the par value of our common stock to $.0001.

3.)

A proposal to amend the articles of incorporation of the Company to change the name of the Company to Cornerstone Services Group, Inc., following a successful completion of the proposed merger described in Proposal No. 6.

4.)

A proposal to amend the articles of incorporation of the Company to increase the number of authorized shares of the Company from 25,000,000 Common Shares to  250,000,000 Common Shares and to add 250,000,000 Preferred Shares.

5.)

A proposal to vote on a plan of recapitalization and to amend the Company’s articles of incorporation to effect a reverse stock split pursuant to which two shares of the Company’s outstanding common stock will be exchanged for one new share of common stock.

6.)

A proposal to approve a merger agreement between the Company and Cornerstone Services Group, Inc., pursuant to which, among other things:

a.)

Cornerstone will be merged into the Company, and the Company will be the surviving company.

b.)

The name of the Company will be changed to Cornerstone Services Group, Inc.

c.)

Following the merger the Cornerstone shareholders will own approximately 75% of the shares of the Company and they will control the surviving company.

d.)

On the date of the closing Cornerstone will have 26,500,000 shares outstanding and they will be converted on a 1:1 basis for the shares of USIP.

7.)

To transact such other business as may properly come before the meeting or any adjournments thereof.

We would appreciate your completing, signing, dating and returning to the Company the enclosed proxy card in the envelope provided at your earliest convenience. If you decide to attend the meeting, you may, of course, revoke your proxy and vote your own shares.

Sincerely,

/s/ Craig H. Burton

Craig H. Burton, President

November 23, 2004

USIP.COM, INC.

7325 OSWEGO ROAD

LIVERPOOL, NEW YORK, 13090

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

A Special Meeting of Shareholders of USIP.Com, Inc. (the "Company") will be held at 2424 North Federal Highway, Suite 150, Boca Raton, Florida 33431, on Friday, December 3, 2004, at 11:00 a.m., local time, for the following purposes:

1.)

A proposal to approve the sale of substantially all the Company’s assets consisting of the common stock of the Company’s wholly owned subsidiaries, Datone, Inc., a Delaware corporation, NB Payphones, Ltd., a Pennsylvania corporation, and The Platinum Funding Corporation, a New York corporation, to Fresca Worldwide Trading Corporation, a Nevada corporation.

2.)

A proposal to amend the articles of incorporation of the Company to change the par value of our common stock to $.0001.

3.)

A proposal to amend the articles of incorporation of the Company to change the name of the Company to Cornerstone Services Group, Inc., following a successful completion of the proposed merger described in Proposal No. 6.

4.)

A proposal to amend the articles of incorporation of the Company to increase the number of authorized shares of the Company from 25,000,000 Common Shares to  250,000,000 Common Shares and to add 250,000,000 Preferred Shares.

5.)

A proposal to vote on a plan of recapitalization and to amend the Company’s articles of incorporation to effect a reverse stock split pursuant to which two shares of the Company’s outstanding common stock will be exchanged for one new share of common stock.

6.)

A proposal to approve a merger agreement between the Company and Cornerstone Services Group, Inc., pursuant to which, among other things:

a.)

Cornerstone will be merged into the Company, and the Company will be the surviving company.

b.)

The name of the Company will be changed to Cornerstone Services Group, Inc.

c.)

Following the merger the Cornerstone shareholders will own approximately 75% of the shares of the Company and they will control the surviving company.

d.)

On the date of the closing Cornerstone will have 26,500,000 shares outstanding and they will be converted on a 1:1 basis for the shares of USIP.

7.)

To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed October 25, 2004, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

IF YOU ARE UNABLE TO BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES WILL BE REPRESENTED.

 By Order of the Board of Directors,

/s/ Joseph J. Passalaqua

Joseph J. Passalaqua, Secretary

November 23, 2004

TABLE OF CONTENTS

PROXY STATEMENT

SHARES ENTITLED TO VOTE

SUMMARY OF TRANSACTION

SUMMARY OF ASSET SALE PROPOSAL

TERMS OF STOCK PURCHASE AGREEMENT

SUMMARY OF MERGER PROPOSAL

QUESTIONS ABOUT THE MERGER AND THE MEETING

PROPOSAL NUMBER 1 TO APPROVE THE SALE OF THE COMMON STOCK OF THE COMPANY’S SUBSIDIARIES, DATONE, INC., NB PAYPHONES, LTD. AND THE PLATINUM FUNDING CORPORATION

THE COMPANIES

THE SALE OF STOCK

APPROVAL OF THE SALE OF ASSETS AND THE STOCK PURCHASE AGREEMENT

PROPOSAL NUMBER 2 TO APPROVE THE AMENDMENT OF OUR ARTICLES OF INCORPORATION TO CHANGE THE PAR VALUE OF OUR COMMON STOCK

PROPOSAL NUMBER 3 TO APPROVE THE AMENDMENT TO OUR ARTICLES OF INCORPORATION TO CHANGE OUR NAME

PROPOSAL NUMBER 4 TO APPROVE THE  AMENDMENT TO INCREASE AUTHORIZED SHARES AND TO AUTHORIZE PREFERRED SHARES

PROPOSAL NUMBER 5 TO APPROVE A PLAN OF RECAPITALIZATION AND TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO PROVIDE FOR A REVERSE STOCK SPLIT

REASONS FOR THE REVERSE STOCK SPLIT

ENCOURAGE GREATER INVESTOR INTEREST IN THE COMPANY'S COMMON STOCK

REDUCE TRADING FEES AND COMMISSIONS INCURRED BY SHAREHOLDERS

SHARE CERTIFICATES AND FRACTIONAL SHARES

EXCHANGE OF STOCK CERTIFICATES

FRACTIONAL SHARES

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT

NO DISSENTER'S RIGHTS

AMENDMENT TO THE ARTICLES OF INCORPORATION

RECOMMENDATION OF THE BOARD OF DIRECTORS

PROPOSAL NUMBER 6 TO APPROVE A MERGER AGREEMENT AND THE MERGER OF CORNERSTONE SERVICES GROUP, INC. WITH AND INTO USIP.COM, INC.

THE COMPANIES

THE MERGER

APPROVAL OF THE MERGER AND THE MERGER AGREEMENT

OTHER MATTERS

FORWARD LOOKING STATEMENT

RISK FACTORS

OWNERSHIP OF SHARES

FORWARD LOOKING STATEMENTS AND INFORMATION

OTHER MATTERS

EXHIBITS

Financial Statements

•

Cornerstone Services Group, Inc. and Subsidiary

•

CarePharm, Inc. and Diversacare, Inc.

•

LaPorte Apothecary, Inc.

•

USIP.Com, Inc. and Subsidiaries – Pro Forma Consolidated Financial Statements

1

USIP.COM, INC.

7325 OSWEGO ROAD

LIVERPOOL, NEW YORK 13090

PROXY STATEMENT

This Proxy Statement is furnished by and on behalf of the Board of Directors (the "Board") of USIP.Com, Inc. in connection with the solicitation of proxies for use at a Special Meeting of Shareholders of the Company (the "Special Meeting") to be held at 11:00 a.m., local time, on Friday, December 3, 2004, at 2424 North Federal Highway, Suite 150, Boca Raton, Florida 33431, and at any adjournments thereof. The Notice of Special Meeting of Shareholders, this Proxy Statement, and the form of proxy will be first mailed on or about November 23, 2004, to the shareholders of the Company (the "Shareholders") of record on the Record Date (as defined below), and the Company will bear all the costs associated with this solicitation.

Except as otherwise specifically noted, “USIP”, “we”, “our,” “us,” and similar words in this Proxy refer to USIP.Com, Inc.  Cornerstone Services Group, Inc. may be referred to as “Cornerstone.”

THE BOARD OF DIRECTORS URGES YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

SHARES ENTITLED TO VOTE

Each valid proxy given pursuant to this solicitation that is received in time for the Special Meeting and not revoked will be voted with respect to all shares represented by it and in accordance with the instructions, if any, given in the proxy. If instructions are not given in the proxy, it will be voted (i) for the approval of all proposals submitted for vote and recommended by the Board, and (ii) in accordance with the best judgment of the proxy holders on any other matter that may properly come before the meeting. The submission of a signed proxy will not affect a Shareholder's right to attend and to vote in person at the Special Meeting. Shareholders who execute a proxy may revoke it at any time before it is voted by filing a written revocation with the Secretary of the Company at the following address: 7325 Oswego Road, Liverpool, New York 13090, Attn: Joseph J. Passalaqua, Secretary; executing a proxy bearing a later date; or attending and voting in person at the Special Meeting.

Only Shareholders of record as of the close of business on October 25, 2004 (the "Record Date"), will be entitled to vote at the Special Meeting. As of the close of business on the Record Date there were 17,804,388 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on all matters presented for Shareholder vote.

According to the Bylaws of the Company (the "Bylaws"), the holders of a majority of the shares of Common Stock outstanding and entitled to be voted at the Special Meeting must be present in person or be represented by proxy to constitute a quorum and to act upon proposed business. If a quorum is not present or represented by proxy at the Special Meeting, the meeting will be adjourned and the Company will be subjected to additional expense. If a quorum is present or represented by proxy at the Special Meeting, the Bylaws provide that the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Special Meeting will decide the corporate action taken.

Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Special Meeting. Because abstentions with respect to any matter are treated as shares present or represented and entitled to vote for the purposes of determining whether the matter has been approved by the Shareholders, abstentions have the same effect as negative votes for each proposal. Broker non-votes are not deemed to be present or represented for purposes of determining whether Shareholder approval of that matter has been obtained, but they are counted as present for purposes of determining the existence of a quorum at the Special Meeting.

SUMMARY OF TRANSACTION

The following summary, together with the following question and answer section, provides an overview of the transactions discussed in this proxy statement and contains cross-references to the more detailed discussions elsewhere in the proxy statement.  The summary may not contain all the information that is important to you.  To understand the merger and the other proposals more fully, and for more complete descriptions of the legal terms of the merger and the other proposals, you should carefully read this entire proxy statement and the attached annexes in their entirety.

SUMMARY OF ASSET SALE PROPOSAL

THE PARTIES TO THE STOCK PURCHASE AGREEMENT (SEE PAGE ___)

USIP.COM, INC.

7325 Oswego Road

Liverpool, New York 13090

USIP provides payphones and payphone services in the United States

Fresca Worldwide Trading Corporation.

4055 Wetzel Road

Liverpool, New York  13090

Fresca Worldwide Trading Corporation is a recently organized corporation with no prior operating business.

TERMS OF STOCK PURCHASE AGREEMENT (SEE PAGE ____)

WHAT WE WILL RECEIVE (SEE PAGE ___)

In return for the sale of the common stock of our three subsidiaries, Datone, Inc., NB Payphones, Ltd., and The Platinum Funding Corporation (referred to collectively sometime hereinafter as “The Subsidiaries”) Fresca Worldwide Trading Corporation will assume our debt of approximately $631,000.00, plus accrued interest at the time of closing.

WHAT IS BEING SOLD? (PAGE ___)

We are selling all the common stock we own in our wholly owned subsidiaries Datone, Inc, a Delaware corporation, NB Payphones, Ltd., a Pennsylvania corporation, and The Platinum Funding Corporation, a New York corporation.  We own all the outstanding shares of stock in each of these corporations, and our operations are carried out through them.  The sale of the shares of these wholly owned subsidiaries will constitute the sale of substantially all the assets of USIP.

WHEN WILL THE STOCK SALE BE COMPLETED? (PAGE ___)

The closing of the asset sale transaction will take place shortly after our receipt of shareholder approval of the proposal to sell the common stock of our Subsidiaries.

REPRESENTATIONS AND WARRANTIES (PAGE ___)

The Stock Purchase Agreement between us and Fresca contains customary representations and warranties included in similar transactions.

CONDITIONS TO COMPLETION OF THE STOCK SALE (PAGE ___)

Each party’s obligation to complete the sale of the Stock of our Subsidiaries is subject to the prior satisfaction or waiver of certain conditions.  In addition to customary closing conditions, we have to comply with the following material conditions that must be satisfied or waived before completion of the sale of Stock:

•

Representations contained in the stock purchase agreement for each party shall be true and correct at closing.

•

We shall have tendered the shares of our Subsidiaries for transfer.

•

The officers and directors of the Subsidiaries shall have submitted their resignations.

•

We will have obtained approval of the transaction by our shareholders in accordance with Utah law.

BACKGROUND OF THE STOCK SALE (PAGE ___)

Please see “Background of the Sale of Stock on Page ___ for a discussion of the events leading up to a signing of the merger agreement.

VOTE REQUIRED (PAGE ___)

Approval of the sale of assets requires the vote of the holders of a majority of our shares.

SUMMARY OF MERGER PROPOSAL

PARTIES TO THE MERGER AGREEMENT

USIP.Com, Inc.

7325 Oswego Road

Liverpool, New York 13090

USIP provides payphones and payphone services in the United States.

Cornerstone Services Group, Inc.

9100 Southwest Freeway

Suite 130 A

Houston, TX 77074

Cornerstone is in the business of providing pharmaceutical and other services, primarily to the senior or aged population.

Structure (pages ____)

USIP and Cornerstone entered into the merger agreement on May 24, 2004.  The merger agreement provides, in part, that Cornerstone will be merged with and into us, resulting in the shareholders of Cornerstone controlling USIP as the surviving corporation following the merger.  The merger has been structured to be a non-taxable reorganization under Section 368(a) of the Internal Revenue Code of 1986.

Consideration (pages ____)

The merger requires the holders of outstanding shares of the capital stock of Cornerstone to exchange each share of common stock they own for one share of our common stock.

Representations (pages ____)

Cornerstone and we make customary representations and warranties in the merger agreement.

Conduct of Business (page ___)

Until the closing, we are required to conduct our business in the ordinary course.  We are not permitted to enter into any transaction or commitment or take any other action outside the ordinary course without Cornerstone’s prior written consent, including declaring dividends, incurring debt, issuing capital stock, granting or accelerating options, acquiring or disposing of material assets, except the sale of the Subsidiaries.

Closing Conditions (pages ___)

The closing of the merger is subject to customary closing conditions, which include: (1) the approval of our shareholders; (2) the receipt of necessary regulatory approvals and consents; (3) the absence of material adverse changes in our or Cornerstone’s business; (4) the approval of the shareholders of Cornerstone; (5) the representations and warranties in the merger agreement shall be true and correct at the time of closing; (6) no action or suit to prevent the merger or which would affect the rights of the surviving corporation shall be pending or threatened; and (7) the officers and directors of USIP shall resign.

Fees and Expenses (page ___)

Cornerstone will pay all legal, accounting and other fees and expenses incurred by Cornerstone in connection with the merger.  Whether or not the merger is consummated, we will pay the legal, accounting, and other fees and expenses incurred by us in connection with the merger.

VOTE REQUIRED, (Page ___)

Approval of the merger requires the approval of the holders of at least a majority of the shares of USIP and a majority of the Shares of Cornerstone.

REASONS FOR THE MERGER.  (Page ___)

Our primary reason for the merger is to provide our shareholders with the opportunity to profit from an ownership interest in the business of Cornerstone.

BACKGROUND OF THE MERGER PROPOSAL.  (Page __)

Please see “THE MERGER - Background on the Merger” on page ___ for a discussion of the events leading up to the signing of the merger agreement.

DISSENTERS RIGHTS.  (Page ___)

Under Utah law, you are entitled to dissent from the merger or the sale of assets and you may have appraisal rights in connection with the merger and/or the sale of assets. To exercise your appraisal rights, you must comply with all procedural requirements of Utah law. A description of the relevant sections of Utah law is provided in “Dissenters Rights” on page ___, and the full text of the relevant sections of Utah law is attached as Exhibit D to this document. FAILURE TO TAKE ANY STEPS REQUIRED BY UTAH LAW MAY RESULT IN A TERMINATION OR WAIVER OF YOUR APPRAISAL RIGHTS.

QUESTIONS ABOUT THE MERGER AND THE MEETING

The following questions and answers are provided for your convenience, and briefly address some commonly asked questions about the proposed merger transaction and special meeting of shareholders. You should still carefully read this entire proxy statement.

Why Did You Send Me This Proxy Statement?

We sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your vote for use at a Special Meeting of Stockholders.

This proxy statement summarizes information that you need to know in order to cast an informed vote at the meeting. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy sheet.

We will begin sending this proxy statement, Notice of Special Meeting and the enclosed proxy card on or about November 23, 2004 to all stockholders entitled to vote. The record date for those entitled to vote is October 25, 2004. On October 25, 2004 there were 17,804,388 shares of our common stock outstanding. Stockholders are entitled to one vote for each share of common stock held as of the record date.

What Is The Time And Place Of The Special Meeting?

The Special Meeting will be held at 2424 North Federal Highway, Suite 150, Boca Raton, Florida 33431, at 11:00 a.m., local time, on Friday, December 3, 2004.

Who May Be Present At The Special Meeting And Who May Vote?

All holders of our common stock and other interested persons may attend the Special Meeting in person. However, only holders of our common stock of record as of October 25, 2004 may cast their votes in person or by proxy at the Special Meeting.

What Do I Need To Do Now?

Please sign, date and complete your proxy card and promptly return it in the enclosed, self addressed, prepaid envelope so that your shares can be represented at the Special Meeting.

What am I Voting on in Relation to the Sale of Stock?

You are being asked to vote to approve the sale of substantially all of our assets, consisting of the common stock of our Subsidiaries Datone, Inc., NB Payphones, Ltd.,  and The Platinum Funding Corporation.

The sale of assets must be approved by our shareholders.  If we do not obtain shareholder approval of this proposal, we will not be able to consummate the sale of assets.

What will Fresca Pay in Exchange for the Common Stock of our Subsidiaries?

Fresca will assume approximately $631,285 in debts we currently owe to creditors.

What are the U.S. Income Tax Consequences for the Sale of Stock?

The sale of stock of our Subsidiaries will be taxed as a sale transaction and we will be taxed on the difference between our basis in the shares and the consideration received therefore.

How Many Votes are Required to Approve the Sale of Stock?

Under our bylaws and state law Proposal No. 1 requires the affirmative vote of a majority of all the votes entitled to be cast at the Special Meeting.

Will My Shares Change?

Prior to the merger the number of shares you own will be reduced by half, assuming that the reverse merger contained in Proposal 5 is approved.  As a result of the merger, however, you will own the same number of shares with the same rights as you do before the merger, however, the shares will be in Cornerstone Services Group, Inc. due to a change in name.

Should I Send In My Stock Certificates Now?

No. After the merger is completed, we will send instructions on how to receive your new share certificate under the name of Cornerstone Services Group, Inc.

After the merger the shareholders of Cornerstone will control the Company and a new Board of Directors will be elected, consisting primarily of the current board of Cornerstone.  Thereafter, the operations of the Company will be focused on the business of Cornerstone, as more fully described on page ___.

When Do You Expect The Merger To Be Completed?

We are working toward completing the merger as quickly as possible and we expect the merger to be completed shortly after the Special Meeting.

What Am I Voting On In Relation To The Merger?

You are being asked to vote to approve a merger agreement (the “merger agreement”) between USIP.Com, Inc., a Utah corporation  and Cornerstone Services Group, Inc., a Nevada corporation (“Cornerstone”), pursuant to which, among other things:

•

Cornerstone will be merged with and into USIP, resulting in Cornerstone ceasing to exist as a separate legal entity (the “merger”); and

•

We will issue shares of our common stock to the shareholders of Cornerstone in return for their Cornerstone shares.

The merger must be approved by our shareholders.  If we do not obtain shareholder approval of this proposal, we will not be able to consummate the merger.

What Will Happen in the Merger?

In the merger, Cornerstone will be merged with and into us. We will be the surviving corporation and will continue our corporate existence under the laws of the State of Utah, and the separate existence of Cornerstone will cease.

What Will USIP Pay in Exchange for The Shares of Cornerstone Common Stock?

For each share of common stock owned by a Cornerstone shareholder they will receive one (1) share of the common stock of USIP.  Assuming the reverse split is approved (Proposal No. 5) then USIP will have 8,902,194 shares of USIP common stock outstanding and Cornerstone will have 26,500,000 shares of its common stock outstanding at the time of the merger. Immediately following the merger the Cornerstone shareholders will own 26,500,000 shares of the common stock of USIP.  At that time the shareholders of Cornerstone will own approximately 75% of the outstanding common stock of USIP and they will therefore control USIP.  The current shareholders of USIP will then be in a minority position.

What Risks Should I Consider in Evaluating the Transactions?

You should consider the risks described under the heading “Risk Factors” beginning on page __.

What are the U.S. Income Tax Consequences of the Merger?

USIP and Cornerstone intend for the merger to qualify as a tax free “reorganization” under Section 368(a) of the Internal Revenue Code.  If the merger qualifies as a tax-free reorganization, neither USIP shareholders nor Cornerstone shareholders will recognize any gain or loss for federal income tax purposes upon the exchange of shares of USIP common stock for shares of Cornerstone common stock, although Cornerstone shareholders will recognize taxable gain or loss with respect to any cash received, or upon exercise of dissenters’ rights.  We urge you to consult your own tax advisor for a full understanding of the tax consequences of the merger to you.

How Many Votes are Required to Approve the Merger?

Under our articles of incorporation, Proposal 6 requires the affirmative vote of a majority of all the votes entitled to be cast at the special meeting.

Does the Board of Directors Recommend Approval of the Transactions and the Other Proposals to be Considered at the Special Meeting?

Yes. After careful consideration, our Board of Directors by the unanimous vote of those present recommends that our shareholders vote FOR each of the matters presented in each of the Proposals.

What Should I Do Now?

You should read this proxy statement and vote by completing, signing and dating the proxy card and mailing it to USIP.Com, Inc., c/o Georgeson Communication Incorporated, 17 State Street, 28th Floor, New York, New York 10004; phone number: 212-805-7000; Attention:  Joseph J. Passalaqua, Secretary in the enclosed return envelope as soon as possible. If you sign and send the proxy card and do not indicate how you want to vote, your shares will be voted for approval of all proposals submitted.

Can I Change My Vote after Submitting My Proxy Card?

Yes. You can change your vote at any time before the meeting by submitting a revocation notice or a later-dated signed proxy card or by attending the meeting and voting in person.

Will I Have Dissenter’s Rights in Connection with the Merger and Sale of Assets?

Yes. If the merger is consummated and/or if the sale of assets is approved, USIP shareholders who have not consented to the merger or the sale of assets and who have taken the steps required to perfect their dissenters’ rights will have the right, to dissent to the merger and/or the sale of assets and obtain payment of the “fair value” of their shares of USIP. The provisions of Sections 16-10a-1302, et seq. of the Utah Revised Business Corporation Act govern the rights of USIP shareholders who desire to dissent from the merger or the sale of assets. If you choose to exercise dissenter’s rights, you will need to strictly comply with the requirements of Utah law. For a detailed discussion of dissenter’s rights in connection with the merger, please carefully review the Dissenter’s Rights Section on pages ______.

Who Can Help Answer My Questions about the Transactions?

If you have additional questions about these transactions, you should contact Richard Kosloske by sending an email to rkosloske@hotmail.com.

PROPOSAL NUMBER 1 TO APPROVE THE SALE OF THE COMMON STOCK OF THE COMPANY’S SUBSIDIARIES, DATONE, INC., NB PAYPHONES, LTD. AND THE PLATINUM FUNDING CORPORATION

THE COMPANIES

USIP.Com, Inc. and its history and business is described more specifically under Proposal Number 6.

Fresca Worldwide Trading Corporation (“Fresca”) is a corporation recently formed under the laws of the state of Nevada.  It has no prior operating history and following the sale of the shares of the Subsidiaries it will be a holding company for those Subsidiaries.

THE SALE OF STOCK

BACKGROUND OF THE SALE OF STOCK

The background of the Merger is described under that heading in Proposal Number 6.  At the time USIP was negotiating the terms of the Merger with Cornerstone, it was agreed that The Management of Cornerstone did not want to retain the Subsidiaries following the merger.  Accordingly, the issue was discussed by the Board of USIP.  The Board ultimately approved the sale as part of the Merger Agreement dated May 24, 2004 and as subsequently amended.  Following the approval by the Board, our president, Mr. Craig H. Burton, began to seek out purchasers for the Subsidiaries.  Mr. Burton contacted Ms. Inna Sheveleva, president of Fresca in October of 2004.  Ms. Sheveleva expressed interest in purchasing the Subsidiaries and through subsequent talks it was agreed that Fresca would purchase the Subsidiaries in return for the assumption of certain debts of USIP.

This proposal was brought to the Board of Directors of USIP and the Board approved the sale of the Subsidiaries to Fresca in return for Fresca’s assumption of certain USIP debts in the approximate amount of $631,285.00, plus interest that may accrue prior to closing.

Subsequently, on October 29, 2004 we entered into the Stock Purchase Agreement attached hereto as Exhibit E for the sale of all the outstanding shares of common stock of the Subsidiaries to Fresca.

Reasons for the Sale of Assets

The assets are being sold to fulfill the terms of the Merger Agreement, and the reasons for that agreement are set forth in detail in the discussion under Proposal Number 6.

Our Board of Directors has concluded that the stock purchase agreement and the sale of our Subsidiaries are fair to, and in the best interests of, USIP and its shareholders.  THE USIP BOARD OF DIRECTORS, BY THE MAJORITY VOTE OF THE DIRECTORS PRESENT, HAS RECOMMENDED THAT SHAREHOLDERS OF USIP VOTE FOR THE PROPOSAL TO ADOPT AND APPROVE THE STOCK PURCHASE AGREEMENT AND THE SALE OF THE SUBSIDIARIES.

Regulatory Approvals Relating to the Merger

No federal or state regulatory approvals are required in order to consummate the sale of the subsidiaries.

Accounting Treatment

The proposed sale of substantially all of the Company’s assets will be accounted for as a disposition of assets.

Material United States Federal Income Tax Consequences

The following describes the material United States federal income tax consequences of the proposed sale of substantially all of the Company’s assets through the sale of the stock in our Subsidiaries.  The following discussion is based on current provisions of the Internal Revenue Code, existing, temporary and proposed Treasury regulations thereunder and current administrative rulings and court decisions.  Future legislative, judicial or administrative actions or decisions, which may be retroactive in effect, may affect the accuracy of any statements in this summary with respect to the transactions entered into or contemplated prior to the effective date of those changes.

The proposed sale of the stock of our Subsidiaries will be a transaction taxable to the Company for United States federal income tax  purposes.  The Company will recognize taxable income equal to the amount realized on the sale in excess of the Company’s tax basis in the shares of stock sold.  The amount realized on the sale will consist of the amount of related liabilities assumed by Fresca.

The Company’s shareholders will experience no federal income tax consequences as a result of the consummation of the proposed sale of the stock.

The Company files income tax returns in more than one state.  Because state income tax laws do not necessarily follow federal law, and because state laws themselves differ, the state income tax consequences of the sale of the assets will vary state by state.

Dissenters’ Rights

If the sale of assets is consummated, USIP shareholders who have not consented to the sale will have the  right to dissent to the sale of stock and obtain payment of the fair value of their shares of USIP common stock.  The rights of USIP shareholders who desire to dissent from the sale of stock are set forth specifically with the heading “Dissenters Rights.”  We refer you to that section and recommend that you read it carefully to protect your rights.

APPROVAL OF THE SALE OF ASSETS AND THE STOCK PURCHASE AGREEMENT

The stock purchase agreement provides that, subject to satisfaction of certain terms and conditions, the stock of our subsidiaries Datone, Inc., NB Payphones, Ltd., and The Platinum Funding Corporation will be sold to Fresca.  When the sale occurs the issued and outstanding shares of the Subsidiaries will be transferred to Fresca.

We have entered into the Stock Purchase Agreement with Fresca dated as of October 29, 2004.  The Stock Purchase Agreement is attached to this proxy statement as Exhibit E.  You should read the Stock Purchase Agreement carefully.  It is the agreement that governs the terms of the sale of stock.  The following summarizes the terms of the Stock Purchase Agreement.

Representations and Warranties

We made customary representations and warranties in the Stock Purchase Agreement relating to various aspects of our ownership of the Subsidiaries and other matters, including, among other things:

•

We own good title to the common stock of the Subsidiaries

•

No litigation that would prevent the transaction

•

No brokers represented us in the transaction

•

The Subsidiaries were properly organized and in good standing

•

The capital structure of the Subsidiaries

•

Financial information and liabilities

Fresca made customary representations and warranties in the Stock Purchase Agreement relating to various aspects of its respective businesses, financial statements and other matters, including, among other things:

•

Authority to enter into the transaction

•

No broker represented Fresca

•

The transaction will not violate any law or contract

•

Fresca’s investment intent

Conditions Precedent

Conditions to the Obligations of Each Party

Our obligation to effect the sale of stock is subject to the satisfaction at or prior to the closing date of the following conditions:

•

The sale of the capital stock of our Subsidiaries shall be approved by our shareholders.

•

All representations and warranties shall be true and correct

•

Fresca shall have complied with all its covenants under the Stock Purchase Agreement

•

No action or suit shall be pending that will affect the transaction

Fresca’s obligations  to effect the purchase of stock is subject to the following conditions, unless waived in writing by us:

•

The representations and warranties in the Stock Purchase Agreement shall be true and correct as of the Closing Date.

•

Cornerstone shall receive the resignations of our officers and directors

Governing Law

The Stock Purchase Agreement is governed by and will be construed in accordance with the laws of the State of Utah,  regardless of laws that may govern under applicable principles of conflicts of law.

Required Vote

The proposal will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal.

The Board of Directors recommends a vote “FOR” the proposal to sell all the stock in our subsidiaries to Fresca in accordance with the terms of the Stock Purchase Agreement.

PROPOSAL NUMBER 2 TO APPROVE THE AMENDMENT OF OUR ARTICLES OF INCORPORATION TO CHANGE THE PAR VALUE OF OUR COMMON STOCK

The Board of Directors of the Company has approved a proposal to our stockholders to amend our Articles of Incorporation to change the par value of our shares of common stock from $.01 par value per share to $.0001 par value per share.

The Board of Directors approved this proposal, because they believe that providing a par value of $.0001 per share for our common stock will reduce regulatory costs associated with statutes, regulations, taxes or fees, which are based upon our capitalization.

If the change in par value of our common stock is approved by our stockholders, the stated capital attributable to our outstanding common stock on our balance sheet will be decreased to reflect the new par value of such shares, and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced.  The per share net income or loss and net book value of our common stock will remain unchanged.

Required Vote

This proposal will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal.

The Board of Directors recommends a vote “FOR” the proposal to amend our Articles of Incorporation to change the par value of our common stock.

PROPOSAL NUMBER 3 TO APPROVE THE AMENDMENT TO OUR ARTICLES OF INCORPORATION TO CHANGE OUR NAME

Our Board of Directors has approved a proposal to amend our Articles of Incorporation to change our name from “USIP.Com, Inc.”, to “Cornerstone Services Group, Inc.”

This proposal was approved in conjunction with the approval of the Merger described under the heading Proposal No. 6.

The Board of Directors has also approved the Merger described in Proposal No. 6 and they have recommended that the shareholders approve that merger.  As a result of the Merger, if approved by our shareholders, we will be engaging in business activities unrelated to those that we engaged in immediately prior to the Merger.  Our Board of Directors believes that the new name, “Cornerstone Services Group, Inc.”, will more accurately reflect our new business activities.

Required Vote

This proposal will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal.

The Board of Directors recommends a vote “FOR” the proposal to amend our Articles of Incorporation to change our name.

PROPOSAL NUMBER 4 TO APPROVE THE  AMENDMENT TO INCREASE AUTHORIZED SHARES AND TO AUTHORIZE PREFERRED SHARES

General

Our Board of Directors has approved an amendment to the Company’s Articles of Incorporation which increases the total number of authorized shares from 25,000,000 common shares, with a par value of $.01 per share, and no preferred shares, to 500,000,000 shares, consisting solely of 250,000,000 common shares and 250,000,000 undesignated preferred shares, each with a par value of $.0001 (the “Amendment”).  As of October 25, 2004, there were 17,804,388 common shares outstanding and no preferred shares outstanding.

Reason for the Amendment

The Board of Directors, after discussion with the Board of Cornerstone, deems it advisable to increase the number of our authorized shares in order to provide us with increased flexibility in structuring possible future financings and acquisitions and in meeting other corporate needs which might arise.  We have no current commitments or plans for the issuance of the common shares other than in connection with the proposed merger discussed elsewhere herein under Proposal Number 6.  Neither the Board of Directors nor our management is aware of any specific effort to accumulate our securities or to obtain control over us by means of a merger, tender offer or solicitation of proxies, except with respect to our proposed merger with Cornerstone as described in Proposal 6.

The Company’s existing Articles of Incorporation authorize 25,000,000 common shares, with a par value of $.01, and do not permit the Board to establish other classes of stock.  The proposed Amendment increases the total number of shares the Company is authorized to issue to 500,000,000 shares.  Out of the 500,000,000 shares, the proposed Amendment provides for 250,000,000 undesignated preferred shares which the Board may, by resolution adopted and filed with the Utah Secretary of State in the manner provided by law, authorize one or more classes or series and fix the relative rights and preferences of each such class or series.  These shares will be available for issuance by the Board at such time and for such purposes as the Board may deem advisable without further action by the shareholders, except as may be required by law or regulatory authorities.

Approval of an increase in the authorized number of common shares generally empowers the directors of the Company to issue additional common shares without giving notice to the shareholders or obtaining their approval, except in certain circumstances, such as in connection with the adoption of certain employee benefit plans.

The Amendment will change the par value of the Company’s common shares from $.01 per share to $.0001 per share solely for the purpose of a statute or regulation imposing a tax or fee based upon our capitalization.  Each share of our common stock outstanding when the proposed Amendment becomes effective will be reclassified as a share with a par value of $.0001 solely for the purposes described above.  This change is intended to make the Company’s Articles of Incorporation consistent with Utah’s Revised Business Corporation Act, which has essentially eliminated capital surplus and stated capital as operative concepts.

Existing Antitakeover Provisions

The proposal to increase the authorized number of common shares is not submitted in response to any accumulation of stock or threatened takeover.  It is submitted, however, as part of the Company’s planning for the Merger described in Proposal 6. However, the increase in the number of authorized shares of common stock could, under certain circumstances, be construed as having an anti-

takeover effect by, for example, diluting the stock ownership of shareholders and possibly making it more difficult to effect a change in the composition of the Board of Directors through the removal or addition of directors, or to accomplish a given transaction that may be in the shareholders’ interests.  Further, the dilutive effect may limit the participation of shareholders in a merger or similar business combination, whether or not such transaction is favored by our management.

Preferred Shares

The proposed amendment would authorize the Board of Directors, without any further stockholder action (unless such action is required in a specific case by applicable laws or regulations or by applicable rules of a trading market or stock exchange), to issue from time to time shares of Preferred Stock in one or more series, to determine the number of shares to be included in any series and to fix the designation, voting power, other powers, preferences and rights of the shares of each series and any qualifications, limitations or restrictions of the series.

The amendment would authorize the Board of Directors, from time to time, to divide the Preferred Stock into series, to designate each series, and to determine for each series its respective rights and preferences.

Any series of Preferred Stock could, as determined by our Board of Directors at the time of issuance, rank, with respect to dividends, voting rights, redemption and liquidation rights, senior to the company’s common stock.

In the Board of Directors’ opinion, the primary reason for authorizing the Preferred Stock is to provide flexibility for the Company’s capital structure.  The Board of Directors believes that this flexibility is necessary to enable it to tailor the specific terms of a series of Preferred Stock that may be issued to meet market conditions and financing opportunities as they arise, without the expense and delay that would be entailed in calling a stockholders meeting to approve the specific terms of any series of Preferred Stock.

The Preferred Stock may be used by the Company for any proper corporate purpose.  Such purposes might include, without limitation, issuance in public or private sales for cash as a means of obtaining additional capital for use in our business and operations.  Other purposes could include issuances in connection with the acquisition of other businesses or properties.

Effects of Authorization of Preferred Shares

It is not possible to state the precise effects of the authorization of the Preferred Stock upon the rights of the holders of our common stock until the Board of Directors determines the respective preferences, limitations, and relative rights of the holders of the class as a whole or of any series of the Preferred Stock.  Such effects might include:

i.

reduction of the amount that otherwise might be available for the payment of dividends on common stock to the extent dividends are payable on any issued Preferred Stock;

ii.

restrictions on dividends on the common stock;

iii.

rights of any series or the class of Preferred Stock to vote separately, or to vote with the common stock;

iv.

conversion of the Preferred Stock into common stock at such prices as the Board of Directors determines, which could include issuance at below the fair market value or original issue price of the common stock, diluting the book value or per share value of the outstanding Common Stock; and

v.

the holders of common stock not being entitled to shares in the Company’s assets upon liquidation until satisfaction of any liquidation preference granted to holders of the Preferred Stock.

Votes Required

According to the Company’s Articles of Incorporation, the vote required to approve the proposed Amendment is the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote.  The Board of Directors recommends a vote FOR this Proposal number 4.

PROPOSAL NUMBER 5 TO APPROVE A PLAN OF RECAPITALIZATION AND TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO PROVIDE FOR A REVERSE STOCK SPLIT

INTRODUCTION

Our Board of Directors has unanimously approved a proposal to amend our Amended and Restated Articles of Incorporation to effect a plan of recapitalization that would provide for a one-for-two (1-for-2) reverse stock split of our common stock subject to the approval of such action by the shareholders. A copy of the resolution of the Proposed Amended and Restated Articles of Incorporation is attached hereto as Exhibit B and a copy of the Plan of Recapitalization is attached hereto as Exhibit A.  At the Special Meeting, our shareholders will consider and vote on the proposal to authorize the reverse split. We are now submitting the proposal to you, the shareholders, for approval. The proposed reverse stock split will take effect, if at all, after it is approved by you and after we file a Certificate of Amendment to our Amended and Restated Articles of Incorporation with the Secretary of State of the State of Utah.  We expect that, if the proposal is approved by you, the Certificate of Amendment will be filed promptly. However, our Board of Directors may elect not to file, or to delay the filing of, the Certificate of Amendment if they determine that filing the Certificate of Amendment would not be in the best interest of our shareholders.

If the plan of recapitalization and reverse stock split is approved by the shareholders and implemented by the Board of Directors, each two shares of our outstanding common stock on the effective date (the "Old Common Stock") of the reverse stock split (the "Effective Date") will be automatically changed into and will become one share of our New Common Stock (the "New Common Stock"). Any resulting fractional shares will not be issued. Shareholders entitled to receive a fractional share as a result of the reverse split will instead receive from the Company a whole share of common stock. The reverse stock split will not change the current per share par value of our common stock or change the current number of our authorized shares of common stock, however, those characteristics may be changed by the vote of our shareholders on Proposals 2 and 4 at the Special Meeting. The effective date of the reverse stock split will be the date the articles of amendment are accepted for filing by the Utah Secretary of State, provided in any event that the effective date will be prior to the date of the merger described in Proposal Number 6, if any.  Following the reverse stock split, we will have 8,902,194 shares of our common stock outstanding, assuming there is no further issuance of our common shares prior to the Effective Date.

REASONS FOR THE REVERSE STOCK SPLIT

Our Board of Directors has reviewed our current business and financial performance and the recent trading range of our common stock.   Based on that review the Board then determined that a reverse stock split was desirable in order to achieve the following benefits, each of which is described below in more detail:

•

encourage greater investor interest in the Company's common stock by making the stock price more attractive to the many investors who refrain from investing in lower-priced stocks; and

•

reduce trading fees and commissions incurred by shareholders, since these costs are based to some extent on the number of shares traded.

ENCOURAGE GREATER INVESTOR INTEREST IN THE COMPANY'S COMMON STOCK

The Board of Directors believes that the reverse stock split will encourage greater interest in our common stock by the investment community. The Board of Directors believes that the current market price of our common stock may impair its acceptability to institutional investors, professional investors and other members of the investing public. Many institutional and other investors look upon stock trading at low prices as unduly speculative in nature and, as a matter of policy, avoid investing in such stocks. Further, various brokerage house policies and practices tend to discourage individual brokers from dealing in low-priced stocks. If effected, the reverse stock split would reduce the number of outstanding shares of our common stock, and the Board of Directors anticipates that the trading price of our common stock would increase. The Board of Directors believes that raising the trading price of our common stock will increase the attractiveness of the common stock to the investment community and possibly promote greater liquidity for the Company's existing shareholders.

REDUCE TRADING FEES AND COMMISSIONS INCURRED BY SHAREHOLDERS

Because broker commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current share price of our common stock, in the absence of the reverse stock split, may continue to result in individual shareholders paying transaction costs (commissions, markups or markdowns) which are a higher percentage of their total share value than would be the case if the stock price was substantially higher. This factor may further limit the willingness of institutions to purchase our common stock at its current market price.

Our Board of Directors also took into consideration a number of negative factors associated with reverse stock splits, such as the negative perception of reverse stock splits held by many investors, analysts and other stock market participants. The Board, however, determined that these negative factors were outweighed by the intended benefits described above.

There can be no assurance that the reverse stock split will result in the benefits described above. Specifically, there can be no assurance that the market price of our common stock immediately after the effective date of the proposed reversed stock split would be maintained for any period of time or that such market price would approximate twice the market price of our common stock before the reverse stock split. There can also be no assurance that the reverse stock split will not further adversely impact the market price of our common stock.

SHARE CERTIFICATES AND FRACTIONAL SHARES

The reverse split will occur on the filing of the Articles of Amendment with the Utah Secretary of State without any further action on the part of our shareholders and without regard to the date or dates on which certificates representing shares of existing common stock are actually surrendered by each holder thereof for certificates representing the number of shares of the New Common Stock that the shareholder is entitled to receive as a consequence of the reverse split. After the effective date of the amendment, the certificates representing shares of existing common stock will be deemed to represent one half of the number of shares of New Common Stock. As described more fully in the paragraph below under the heading Exchange of Stock Certificates, certificates representing shares of New Common Stock will be issued in due course as old certificates are tendered for exchange or transferred to the transfer agent.

FRACTIONAL SHARES

No fractional shares of common stock will be issued as a result of the reverse stock split. In lieu of receiving fractional shares, all such fractions shall be rounded up so that you will receive one whole share for each fractional share to which you would otherwise be entitled.

EXCHANGE OF STOCK CERTIFICATES

If the shareholders approve the proposed reverse stock split, we will instruct our corporate secretary and transfer agent to begin implementing the exchange of certificates representing outstanding common stock, in coordination with the exchange of certificates in connection with the merger as more specifically described in Proposal Number 6.  As soon as practicable after the effectiveness of the proposed amendment, holders of our common stock will be notified and requested to surrender their certificates representing shares of common stock to our corporate secretary and transfer agent in exchange for certificates representing Old Common Stock. Beginning on the date the proposed amendment becomes effective, each certificate representing shares of our New Common Stock will be deemed for all corporate purposes to evidence ownership of as many shares of Old Common Stock after applying the split and otherwise making adjustments for fractional shares described below. Until surrendered to the Transfer Agent, old certificates retained by shareholders will be deemed for all purposes including voting and payment of dividends, if any, to represent the number of whole shares of New Common Stock to which its shareholders are entitled as a result of the reverse split.

Shareholders should not send their old certificates to the transfer agent until after the transfer date. Shares of Old Common Stock surrendered after the effective date will be replaced by certificates representing shares of New Common Stock as soon as practicable after the surrender. No service charge will be paid by existing shareholders for the exchange of the shares and the Company will pay all expenses of the exchange and issuance of new certificates.

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT

The following description of the material federal income tax consequences of the reverse stock split is based upon the Internal Revenue Code, the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices all as in effect on the date of this proxy statement. Changes to these laws could alter the tax consequences described below, possibly with retroactive effect. The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the reverse stock split. This discussion is for general information only and does not consider consequences which may apply to special classes of taxpayers (for example, foreign persons, dealers in securities, tax-exempt organizations, broker-dealers or insurance companies) and does not discuss the tax consequences under the laws of any foreign, state or local jurisdictions. Shareholders are urged to consult their own tax advisors to determine the particular tax consequences to them.

The Company believes that because the reverse stock split is not part of a plan to increase any shareholder's proportionate interest in the Company's assets or earnings and profits, the reverse stock split will likely have the following federal income tax effects: Shareholders who receive New Common Stock solely in exchange for their Old Common Stock will not recognize gain or loss on the exchange. Consequently, the holding period of shares of New Common Stock will include your holding period for the shares of Old Common Stock, provided that the shares of common stock are held by you as a capital asset at the time of the exchange. In addition, your aggregate basis of the New Common Stock will be the same as your aggregate basis of the shares of Old Common Stock exchanged.

YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISOR ABOUT THE TAX CONSEQUENCES OF THE REVERSE SPLIT IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES, INCLUDING THE APPLICATION OF ANY STATE, LOCAL OR FOREIGN TAX LAW.

NO DISSENTER'S RIGHTS

Under Utah law, you are not entitled to dissenter's rights of appraisal with respect to the amendment of the articles of incorporation and the reverse stock split.

AMENDMENT TO THE ARTICLES OF INCORPORATION

The Articles of Incorporation of the Company will be amended and restated, and Article III as set forth in its Amended and Restated Articles of Incorporation attached as Exhibit B will be added to affect the Reverse Split.  At the effective date, without further action on the part of the Company or the holders, each share of common stock will be converted into one half (1/2) of a share of common stock. The Amended and Restated Articles of Incorporation will be filed with the Secretary of State of Utah and will become effective on the date of the filing.

RECOMMENDATION OF THE BOARD OF DIRECTORS

For the above reasons, we believe that the reverse stock split is in our best interests and in the best interests of our shareholders. There can be no guarantee, however, that the market price of our common stock after the reverse stock split will be equal to the market price before the reverse stock split multiplied by the split number, or that the market price following the reverse stock split will either exceed or remain in excess of the current market price.

PROPOSAL NUMBER 6 TO APPROVE A MERGER AGREEMENT AND THE MERGER OF CORNERSTONE SERVICES GROUP, INC. WITH AND INTO USIP.COM, INC.

THE COMPANIES

GENERAL OVERVIEW

USIP.Com, Inc. (“USIP,” the “Company,” “we,” “our” or “us”) was incorporated under the laws of the State of Utah on April 6, 1978 as Derby Farms, Inc. On January 19, 1982 our Articles of Incorporation were amended and the name of our company was changed to Commerce Oil of Kentucky, Inc.

On February 4, 2000 we amended our Articles of Incorporation and changed our name to USIP.Com, Inc.

The Company is in the business of owning, operating and marketing pay phones.  As of December 31, 2003 we owned and operated approximately 567 payphones in two states, and as of December 31, 2002 we owned and operated approximately 681 payphones in three states.

SMART PAYPHONE TECHNOLOGY.

Our payphones utilize “smart” technology which provides voice synthesized calling instructions, detects and counts coins deposited during each call, informs the caller at certain intervals of the time remaining on each call, identifies the need for and the amount of an additional deposit in order to continue the call, and provides other functions associated with the completion of calls. Through the use of a non-volatile, electronically erasable, programmable memory chip, the payphones can also be programmed and reprogrammed from our central computer facilities to update rate information or to direct different types of calls to particular carriers. Our payphones can also distinguish coins by size and weight, report to our central host computer the total amount of coins in the coin box, perform self-diagnosis and automatically report problems to a pre-programmed service number.

CUSTOMER SERVICE.

The technology we use enables us to (i) respond quickly to equipment malfunctions and (ii) maintain accurate records of payphone activity, which can be verified by customers. We strive to minimize “downtime” on our payphones by identifying service problems as quickly as possible. We employ both advanced telecommunications technology and trained field technicians as part of our commitment to provide superior customer service. The records generated through our technology also allow for the more timely and accurate payment of commissions to the owners of the property where our phones are located (“Location Owners”).

COIN CALLS

Our payphones generate coin revenues primarily from local calls. Historically, the maximum rate that LECs and IPPs could charge for local calls was generally set by state regulatory authorities and in most cases was $0.25 through October 6, 1997. We charge $0.25, $0.35, and $0.50 in New York, and $0.35, and $0.50 in Pennsylvania. In ensuring “fair compensation” for all calls, the FCC determined that local coin rates from payphones should be generally deregulated by October 7, 1997, but provided for possible modifications or exemptions from deregulation upon a detailed demonstration by an individual state that there are market failures within the state that would not allow market-based rates to develop. On July 1, 1997, a federal court issued an order that upheld the FCC’s authority to deregulate local coin call rates. In accordance with the FCC’s ruling and the court order, certain RBOCs, LECs and IPPs, including our Company, began to increase rates for local coin calls from $0.25 to $0.35 after October 7, 1997.

Long distance carriers that have contracted to provide transmission services to our payphones typically carry long distance coin calls. We pay a charge to the long-distance carrier each time the carrier transports a long-distance call for which we receive coin revenue from an end user.

NON-COIN CALLS

We also receive revenue from non-coin calls made from our payphones. Traditional non-coin calls include credit card, calling card, prepaid calling card, collect and third party billed calls where the caller dials “0” plus the number or simply dials “0” for an operator.

The services needed to complete a non-coin call include providing an automated or live operator to answer the call, verifying billing information, validating calling cards and credit cards, routing and transmitting the call to its destination, monitoring the call’s duration and determining the charge for the call, and billing and collecting the applicable charge. We have contracted with operator service providers to handle these calls and perform all associated functions, while paying us a commission on the revenues generated.

SERVICE AND MAINTENANCE

We employ field service technicians, who collect coin boxes, and clean and maintain a route of payphones. Our technicians also respond to trouble calls made by Location Owners, by users of payphones or by the telephone itself as part of its internal diagnostic procedures. Some of our technicians are also responsible for the installation of new payphones.

CUSTOMERS, SALES AND MARKETING

The Location Owners with whom we contract are a diverse group of small and medium sized businesses, which are frequented by individuals needing payphone access. The majority of our payphones are located at convenience stores, truck stops, service stations, grocery stores, colleges and hospitals. As of December 31, 2003 our payphone accounts of 20 or more payphones represented approximately 5% of our installed payphone base. Approximately 70% of our customers are a result of acquisitions from (ITOC’s), Independent Telephone Operating Companies.

Before we install a phone, we search for, and utilize historical revenue information about each payphone location. In locations where historical revenue information is not available, we rely on our site survey to examine geographic factors, population density, traffic patterns and other factors in determining whether to install a payphone. We recognize, however, that recent changes in payphone traffic volumes and usage patterns being experienced on an industry-wide basis warrant a continued assessment of the location deployment of our payphones.

Our location agreements may provide for revenue sharing with the applicable location owners based on fixed percentages of revenues. Our agreements also provide for monthly billing for payphone service. We can terminate a location agreement on 30 days’ notice to the Location Owner if the payphone does not generate sufficient revenue.

SERVICE AND EQUIPMENT SUPPLIERS

Our primary suppliers provide payphone components, local line access, long-distance transmission and operator services. To promote acceptance by end users accustomed to using RBOC or LEC-owned payphone equipment, we utilize payphones designed to be similar in appearance and operation to payphones owned by LECs.

We purchase circuit boards from various manufacturers for repair and installation of our payphones. We primarily obtain local line access from various LECs, including Verizon, Citizens Communications and various other incumbent and competitive suppliers of local line access. New sources of local line access are expected to emerge as competition continues to develop in local service markets. Long-distance services are provided to our company by various long-distance and operator service providers, including AT&T, Qwest, ILD Telecommunications, Inc., and others.

We expect the basic availability of such products and services to continue in the future; however, the continuing availability of alternative sources cannot be assured. Although we are not aware of any current circumstances that would require us to seek alternative suppliers for any material portion of the products or services used in the operation of our business, transition from our existing suppliers, if necessary, could have a disruptive effect on our operations and could give rise to unforeseen delays and/or expenses.

ASSEMBLY AND REPAIR OF PAYPHONES

We assemble and repair payphone equipment for our use. The assembly of payphone equipment provides us with technical expertise used in the operation, service, maintenance and repair of our payphones. We assemble, refurbish or replace payphones from standard payphone components either obtained from our inventory or purchased from component manufacturers. These components include a metal case, an integrated circuit board incorporating a microprocessor, a handset and cord, and a coin box and lock. On the occasion when components are not available from inventory, we can purchase the components from several suppliers. We do not believe that the loss of any single supplier would have a material adverse effect on our assembly operations.

Our payphones comply with all material regulatory requirements regarding the performance and quality of payphone equipment and have all of the operating characteristics required by the applicable regulatory authorities, including free access to local emergency (911) telephone numbers, dial-around access to all available carriers, and automatic coin return capability for incomplete calls.

TECHNOLOGY

The payphone equipment we install makes use of microprocessors to provide voice synthesized calling instructions, detect and count coin deposits during each call, inform the caller at certain intervals of the time remaining on each call, identify the need for and the amount of any additional deposits required and other functions associated with completion of calls. Through the use of non-volatile, electronically erasable, programmable read-only memory chips, our payphones can also be programmed and reprogrammed from our central computer facilities to update rate information or to direct different kinds of calls to particular carriers.

Our payphones can distinguish coins by size and weight, report to a remote location the total coins in the coin box, perform self-diagnosis and automatically report problems to a pre-programmed service number, and immediately report attempts at vandalism or theft. Many of our payphones operate on power available from the telephone lines, thereby avoiding the need for and reliance upon an additional power source at the installation location.

We provide all technical support required to operate the payphones, such as computers and software and hardware specialists, at our office in Liverpool New York. Our assembly and repair support operations provide materials, equipment, spare parts and accessories to the field. Each of our division offices and each of our technician’s vehicles maintain inventories for immediate deployment in the field.

OUR EMPLOYEES

We currently have five full time employees. We may, from time to time, supplement our regular work force as necessary with temporary and contract personnel. None of our employees are represented by a labor union. We believe we have a good relationship with our employees.

Cornerstone Services Group, Inc.

Cornerstone Services Group, Inc. (“Cornerstone”) is a Nevada corporation.  Cornerstone’s executive offices are located in Houston, Texas.  Cornerstone provides pharmaceutical and other services, primarily to the Senior or Aged population. Diversacare, Inc., a wholly owned subsidiary of Cornerstone, is a long-term care pharmaceutical services company, which provides such services to long-term care and skilled-nursing facilities.

Diversacare positions itself as an urban market provider and is seeking to acquire pharmacies inside highly populated urban districts in the U.S.  In addition, it specifically targets inner-city areas with high concentrations of minority populations.

The majority of the Company’s competitors are local retail pharmacies that provide medications and other over-the-counter products to the walk-in, neighborhood, and retail customer.  These pharmacies are often not equipped to respond to the need of long-term care facilities.  Diversacare has found that its ability to provide high-quality, value-added services combined with its unit-dose dispensing system has given it a competitive advantage.

The average resident of a long-term care or skilled nursing facility is typically beyond 70 years old, requiring between six and ten different medications at any one time – often more.  This growing sector of America’s population is often frail and, because of fragmented, inconsistent information, are unaware of available resources.  With monthly drug cost averages over $500 per month, many times rising beyond $1,000 per month, these senior citizens face the daunting task of accessing dependable, high-quality drug care.

Congress has created a number of specialized Medicaid and Medicare programs to assist seniors with their prescription drug cost.  It is currently considering the implementation of even broader Medicare programs focused on assisting long-term and skilled-care facilities with providing prescription medications to their patients.  In order to remain competitive, Diversacare focuses on these developments and it fine tunes its billing practices and business strategies to optimize its earnings from these programs.

Diversacare distinguishes itself from its competition by directly marketing to and servicing the elderly with accurate prescription medications while providing long-term care facilities, the elderly, and caregivers with consulting and education services related to medications and dispensing.  The majority of its revenue comes from servicing long-term care facilities as contract customers.  Of these long-term care facilities, nursing homes and assisted living facilities are its primary market; however, hospices, senior home health care, and other alternate senior care facilities can be contracted.

The specialized services that Diversacare provides reflect the needs of its patients, their caregivers, and the long-term care facilities with whom it works. While going beyond the services provided by most independent retail pharmacies, chain pharmacies, and/or pharmacy benefit managers.  The Company’s operation has exploited this niche by directly marketing to and servicing long-term and skilled nursing care facilities and by employing experienced and specially trained pharmacists with a working knowledge of prescription drugs and their relationship to specific health concerns for the elderly.

Diversacare addresses the needs of the Senior market by providing:

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Round-the-clock deliveries, seven days a week in case of emergencies;

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Specialized packaging that reduces medication errors;

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Clinical consultations to help physicians manage complicated drug regimens;

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Intravenous and infusion therapy services; and

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Drug formularies designed specifically to meet the complex pharmaceutical needs of the elderly.

The Company provides its clients access to value-added, new technology when they implement its consulting services.  These technologies are a differentiator for the Company and create additional opportunities for revenue-producing services, such as;

Internet Enabled On-Line Pharmacy/E-Commerce Solutions – Prescription ordering, delivery scheduling and prescription history can be taken or viewed over the Internet.  This allows long-term care facilities, doctors, patients, and especially responsible party caregivers, to have more control of their costs and greater access to information.  Access to the Company’s On-Line Pharmacy web site not only provides the long-term care facility staff easy access to patient treatment information, it also serves as an added, no-cost service that they can market to their clients.

Internet Enabled On-Line Medication & Treatment Information – Seniors’ medications can change abruptly with a change in their condition.  Responsible party caregivers are constantly seeking information about new drugs, drug interactions, and new drug treatment procedures.  Access to the Company’s web site and its links make this information readily available to long-term care facility staff and caregivers providing another added-value benefit to its service offerings.

Diversacare enters a new market, seeking the retail market-leaders within the targeted trade area.  It then buys one or more of these profitable retail pharmacies based upon the population of long-term care facilities in that area.  Thereafter the Company establishes and trains a pharmacist/technician as a long-term care marketer, selling to long-term care facilities from within the market.  As the Company obtains a saturation of long-term care clientele at a level that can sustain a certain minimum revenue-base, it creates a separate long-term care pharmacy to specialize in servicing these facilities.

Diversacare markets to an urban, inner-city clientele and seeks to acquire pharmacies inside of these highly populated urban districts.  In addition, it specifically targets inner-city areas with high concentrations of minority populations.  These populations typically have high concentrations of seniors that utilize Medicaid and Medicare reimbursement programs.  The Company’s primary targeted urban markets have more than a 20% concentration of African-Americans.  These markets are often overlooked when it comes to providing high-quality drug education programs, dispensing options, and delivery or emergency services.

Cornerstone has assembled an experienced management team that has both breadth and depth of experience in long-term care pharmacy operations, healthcare delivery mechanisms, and start-up operations.  The team has several decades of collective experience in operations, marketing, finance, IT and education.

Cornerstone has begun the implementation of its business strategy by purchasing 6 pharmacies in Houston under its Diversacare subsidiary.  In addition, the Company has identified and begun discussions with other pharmacy acquisition targets that meet its acquisition criteria.  These pharmacies are located in Houston, Dallas, and the South Texas area.  The Company has also identified 34 additional target markets in the U.S. which it believes would have the characteristics which Cornerstone is seeking.

THE MERGER

BACKGROUND ON THE MERGER

The payphone business and related services has been in a steady decline over the past few years, primarily due to the increasing popularity of cellular phones in the United States. As a result our expenses have historically exceeded our revenues and we have had losses in all fiscal years of operation, including those in fiscal years 2002 through 2003 and the losses are projected to continue in 2004. This trend has caused us to experience negative cash flows, and incur significant debt.  In order to address this issue in 2002 we began actively pursuing potential business combinations, corporate acquisition opportunities, alliances and other strategic transactions as a significant part of our business strategy in an effort to diversify or change our business plan.

Throughout the second half of 2002, Mr. Craig H. Burton, our President, was actively pursuing potential business combinations; corporate acquisition opportunities, alliances and other strategic transactions in an effort to solve our financial dilemma. USIP had numerous conversations with other companies, firms, individuals and with Lilly Beter Capital Group, Ltd., who is our advisor on business and financial matters.

During this same time period, Mr. Maurice Stone of Cornerstone Services Group, Inc. (Cornerstone) and Lilly Beter Capital Group, Ltd, were discussing possible partnerships and/or funding alternatives for Cornerstone. Mr. Stone also expressed his interest in seeking out strategic partners to develop Cornerstone’s pharmacy business and was also interested in discussing whether Lilly Beter Capital Group, Ltd. would be interested in providing a debt funding or a minority investment in Cornerstone Services Group, Inc.

During these simultaneous and separate discussions with both companies the subject was broached by Lilly Beter Capital Group, Ltd. regarding the potential for a USIP and Cornerstone partnership.

In the 3rd Quarter of 2002, Mr. Burton, was contacted by Mr. Stone of Cornerstone. Mr. Stone discussed the possible benefits to both companies of some type of partnership between the two companies. At that time Mr. Burton asked Mr. Stone  to discuss this matter with Lilly Beter Capital Group, Ltd., USIP’s financial adviser to formulate a proposal for a business partnership that would be beneficial to both companies.

On September 24, 2002, Mr. Burton met with representatives of Lilly Beter Capital Group, Ltd. in Boca Raton and had in-depth discussions regarding potential forms of partnerships with Cornerstone Services Group, Inc. Various alternative relationships were discussed and Mr. Burton directed Lilly Beter Capital Group, Ltd to continue working with Cornerstone to formulate a proposal to present to our Board of Directors.

Throughout the remainder of 2002 and into the first quarter of 2003, Mr. Stone, Mr. Burton and representatives of Lilly Beter Capital Group, Ltd had telephone and in-person conferences, at the offices of Cornerstone Services Group in Houston, Texas, and /or Lilly Beter Capital Group, Ltd. in Boca Raton, Florida, and/or our offices in Liverpool, New York regarding the potential partnership between USIP and Cornerstone.  During these discussions, Lilly Beter Capital Group representatives met with Mr. Stone and all of the various directors and officers of Cornerstone.  During these meetings, Mr. Stone presented to Lilly Beter Capital Group’s representatives an overview of Cornerstone’s business and prospects. Lilly Beter Capital Group’s representatives also provided insights into the business of USIP and the business of Lilly Beter Capital Group, Ltd.  In addition, the parties discussed their opinions of current and future market needs and trends.

On July 31, 2003 Cornerstone’s Board unanimously voted to enter into a transaction to formalize the relationship and negotiate a merger transaction with USIP.

On May 19, 2004 representatives of Lilly Beter Capital Group, Ltd met with the Board of Directors of USIP and explained the advantages and disadvantages of different business relationships with Cornerstone. Following this explanation the Board discussed the various alternatives, and it was decided that that the best alternative was a merger with Cornerstone. The Board then voted to approve such a merger.

Subsequently on May 24, 2004 USIP entered into an Agreement and Plan of Merger with Cornerstone, which is attached hereto  as Exhibit C.

Since the signing of the Merger Agreement both USIP and Cornerstone have been working to prepare for the merger.

Reasons for the Merger and Factors Relevant to the Merger

In approving the merger and merger agreement and recommending that our shareholders approve the merger and approve and adopt the merger agreement, our Board of Directors consulted with our management team and advisors and independently considered the merger agreement and the transactions contemplated by such agreement.

In particular, our Board of Directors identified the following facts relating to its analysis that the merger will be beneficial to us and to our shareholders rather than continuing operations as a stand–alone business:

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the fact that we are currently experiencing negative cash flows and incurring significant debt, which negatively impacts our ability to maintain or increase revenues, strengthen our control of the market sector in which we currently operate and expand our business into new markets, makes the opportunity for increased shareholder value through our remaining an independent company less likely and less desirable for our shareholders than the potential for capital appreciation our shareholders may receive as a result of the merger;

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the fact that a substantial amount of our funding since 2002 has been from our principal shareholders, who have indicated they cannot continue to fund our operations;

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the infusion of new assets and businesses into the Company provides a potential for appreciation in our holdings, which would not otherwise be available to us.

In identifying these reasons and evaluating the merger, the USIP board reviewed a number of factors and sources of information, including the following:

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historical information concerning USIP, our businesses, financial performance, condition, operations, technology, management and position in the markets, and information and evaluations regarding our strengths, weaknesses and future prospects;

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the reports and views of USIP’s management and our advisors;

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current financial market conditions and historical market prices, the volatility and trading information for our common stock and various factors that might affect the market value of our common stock in the future;

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the alternatives available to us and the history of contacts with other parties;

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the terms of the merger agreement and related agreements, by themselves and in comparison to the terms of other transactions;

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the financial statements of Cornerstone; and

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the operating history of Cornerstone and its potential for growth.

Our board also identified and considered a number of risks and uncertainties in its deliberations concerning the merger, including the following:

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the possibility that the merger may not be consummated and the effect of the public announcement of the merger on USIP’s operating results;

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various risks associated with USIP’s business;

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various risks associated with Cornerstone’s business; and

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the that Cornerstone has incurred losses since its inception and that its independent auditors have issued a going concern qualification in their opinion (See “Risk Factors”).

Our board believed that certain of these risks were unlikely to occur or unlikely to have a material impact on the merger, while others could be avoided or mitigated by USIP, and that, overall, the risks, uncertainties, restrictions and potentially negative factors associated with the merger were outweighed by the potential benefits of the merger.

The foregoing discussion of information and factors considered and given weight by the board is not intended to be exhaustive, but is believed to include many of the material factors considered by the board. In view of the variety of factors considered in connection with its evaluation of the merger.

Recommendation of Our Board of Directors

Our Board of Directors has concluded that the merger agreement and the merger are fair to us, and in the best interests of our shareholders. OUR BOARD OF DIRECTORS, BY THE UNANIMOUS VOTE OF THE DIRECTORS PRESENT, HAS RECOMMENDED THAT OUR SHAREHOLDERS VOTE FOR THE PROPOSAL TO ADOPT AND APPROVE THE MERGER AGREEMENT AND APPROVE THE MERGER.

Regulatory Approvals Relating to the Merger

Except for filings with the Secretary of State of the States of Utah and Nevada, no federal or state regulatory approvals are required in order to consummate the merger.

Material United States Federal Income Tax Consequences

This discussion is based on currently existing provisions of the Internal Revenue Code, existing and proposed United States Treasury Regulations thereunder and current administrative rulings and court decisions, all of which are subject to change, possibly with retroactive effect. Any change could alter the tax consequences to you as described in this document.

You should be aware that this discussion does not deal with all federal income tax considerations that may be relevant to particular shareholders in light of their particular circumstances, like shareholders who:

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are financial institutions, dealers in securities, tax-exempt organizations or insurance companies;

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are foreign persons;

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do not hold their shares of our common stock as a capital asset;

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acquired their shares in connection with stock option plans or in other compensatory transactions; or

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acquired their shares as part of an integrated investment, such as a hedge, straddle or other risk-reduction transaction.

The following discussion does not address the tax consequences of the merger under foreign, state, or local tax laws, the tax consequences of transactions effectuated prior or subsequent to, or concurrently with, the merger, whether or not the referenced transactions are undertaken in connection with the merger, including any transaction in which shares of our common stock are acquired or the tax consequences of the exercise, cancellation or termination of our stock options. Accordingly, you are urged to consult your own tax advisors as to the specific tax consequences to you of the merger, including the applicable federal, state, local and foreign tax consequences.

It is intended that the merger will constitute a “reorganization” within the meaning of Section 368(a) of the Code, with both USIP and Cornerstone qualifying as a “party to a reorganization” under Section 368(a) of the Code.  However, USIP has made no representations or warranties that the merger will constitute a reorganization within the meaning of Section 368(a) of the Code.  Assuming the merger qualifies as a “reorganization” within the meaning of Section 368(a) of the Code, the following federal income tax consequences will apply, subject to the limitations and qualifications referred to above:

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Neither USIP, nor Cornerstone will recognize gain or loss as a result of the merger.

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No gain or loss will be recognized by holders of Cornerstone capital stock with respect to their receipt of solely USIP common stock in the merger.

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No gain or loss will be recognized by the holders of USIP common stock, provided that gain or loss may be recognized by those who receive cash for their shares as a result of the exercise of their dissenters rights.

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Gain, but not loss, will be recognized with respect to cash, if any, received by a holder of Cornerstone capital stock in the merger, but only to the extent that the amount of cash and the fair market value of the USIP common stock received by such holder in the merger exceeds the basis of the Cornerstone capital stock surrendered therefor.

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The aggregate tax basis of the USIP common stock received in the merger by a holder of Cornerstone capital stock will be the same as the aggregate tax basis of the Cornerstone capital stock surrendered in exchange therefor, decreased by the amount of cash received and increased by the amount of gain recognized on the exchange.

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The holding period for the USIP common stock received in the merger by a holder of Cornerstone capital stock will include the period during which the holder held the Cornerstone capital stock surrendered in exchange therefore.

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A dissenting shareholder who perfects dissenters’ rights under state law will generally gain or lose with respect to his or her shares equal to the difference between the amount of cash received and his or her basis in such shares.  Such gain or loss will generally be long term capital gain or loss, provided the shares were held for more than one year prior to the disposition of the shares.  Interest, if any, awarded in an appraisal proceeding by a court would be included in such shareholder’s income as ordinary income.

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The parties are not requesting a ruling from the IRS in connection with the merger.  A successful IRS challenge to the “reorganization” status of the merger would result in a Cornerstone shareholder recognizing gain or loss with respect to his shares of Cornerstone capital stock surrendered equal to the difference between the shareholder’s basis in the shares and the fair market value, as of the effective time of the merger, of the USIP shares received.  In such event, a shareholder’s aggregate basis in the USIP common stock so received would equal its fair market value and such shareholder’s holding period would begin the day after the merger.

Anticipated Accounting Treatment

Pursuant to the proposed merger with Cornerstone, Cornerstone will merge into USIP and USIP will issue to the shareholders of Cornerstone 26,500,000 shares of our post-split common shares, representing approximately 75% of our equity interests.  After the merger, the shareholders of Cornerstone will control USIP, including controlling the Board of Directors of USIP.  This merger will be accounted for as a reverse merger, under which Cornerstone will be deemed to have acquired USIP after the sale of our telecom subsidiaries.  Since this transaction is in substance, a recapitalization of USIP and not a business combination, purchase accounting treatment will not be applicable.

APPROVAL OF THE MERGER AND THE MERGER AGREEMENT

The merger agreement provides that, subject to satisfaction of certain terms and conditions as well as the applicable provisions of Utah and Nevada law, Cornerstone will be merged with and into us, and that following the merger, the separate existence of Cornerstone will cease, and we will continue as the surviving corporation of the merger. When the merger occurs:

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the issued and outstanding shares of Cornerstone common stock will be converted into the right to receive USIP common stock;

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each issued and outstanding share of the common stock of Cornerstone will be converted into one validly issued, fully paid and nonassessable share of the common stock of the surviving corporation; and

We have entered into the merger agreement with Cornerstone, dated as of May 24, 2004, as amended. The merger agreement is attached to this proxy statement as Exhibit C. You should read the merger agreement carefully. It is the agreement that governs the terms of the merger. The following summarizes the terms of the merger agreement.

In the merger, Cornerstone will be merged with and into us. We will be the surviving corporation and will continue our existence under the laws of the State of Utah, and the separate existence of Cornerstone will cease.

Effective Time of the Merger

Immediately following the closing of the merger, we and Cornerstone will file a certificate of merger with the Secretary of State of the State of Utah in accord with Utah law.

Completion of the merger could be delayed if there is a delay in satisfying other conditions to the merger. There can be no assurances as to whether, and on what date, the conditions will be satisfied or that the parties will complete the merger. If the merger is not completed, either we or Cornerstone may terminate the merger agreement; however, a party may not terminate the merger agreement if that party’s failure to fulfill any of its obligations under the merger agreement is the cause of the merger not being completed.

Effect of the Merger

At the effective time, the effect of the merger shall be that all  property, rights, privileges, powers and franchises owned by Cornerstone will vest in us as the surviving corporation and the surviving corporation will assume the debts, liability and duties of Cornerstone.

Bylaws

Our bylaws will not be affected by the merger, our bylaws after the merger will be the same as our bylaws before the merger.

Directors and Officers

The initial directors and officers of the surviving corporation will be as follows:

Directors:	Officers:
Maurice R. Stone	Maurice Stone, President
Dr. Ernest L. Carter, Jr.	Theodis Ware, Secretary
James Shelton
Theodis Ware
Lilly Beter

Exchange of Shares and Surrender of Certificates

As soon as reasonably practicable after the effective time of the merger, the Surviving Corporation will mail to the shareholders of Cornerstone letters of transmittal and instructions advising them of the effectiveness of the merger and the procedure for surrendering their Share Certificates in exchange for shares of the common stock of USIP.  Upon surrender for cancellation of their Share Certificates, together with a letter of transmittal USIP will submit new shares in USIP, assuming that the merger is approved, and Cornerstone Share Certificates will then be cancelled.

Representations and Warranties

We made customary representations and warranties in the merger agreement relating to various aspects of our respective business, financial statements and other matters, including, among other things:

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our organization, qualification and good standing

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capital structure;

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authorization of the transaction;

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the transaction will not violate any law or any contract;

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the debt owed by USIP at the time of the Closing will not exceed $100,000.

Cornerstone made customary representations and warranties in the merger agreement relating to various aspects of their respective businesses, financial statements and other matters, including, among other things:

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Cornerstone’s organization, qualification and good standing;

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capital structure;

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the transaction will not violate any law or contract;

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accuracy of financial statement disclosure;

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no material change in the business of Cornerstone; and

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no undisclosed liabilities.

Operation of Business

The merger agreement provides that, pending the merger, Cornerstone will not enter a transaction or take any action outside the ordinary course of business.

Agreement Not to Solicit Other Offers

The merger agreement provides that from the date of the merger agreement until the effective time, Cornerstone will not solicit, initiate, seek, entertain, encourage, facilitate, support or induce the making, submission or announcement of any acquisition proposal, provided that Cornerstone will remain free to discuss such things as may be necessary for them to fulfill their fiduciary duties.

Access to Information and Confidentiality

The merger agreement provides that we and Cornerstone will afford each other reasonable access to properties, books, records and personnel in order to obtain all information concerning the business, properties, results of operations and personnel as the other party may reasonably request.

Public Disclosure

We and Cornerstone have agreed to consult with each other before issuing, and provide each other the opportunity to review, comment upon and concur with, any press release or other public statements with respect to the transactions contemplated by the merger agreement, except as we may determine is required by applicable law or by obligations pursuant to any listing agreement with any securities exchange or trading system or as either party may determine is required by court order.

Conditions Precedent

Conditions to the Obligations of Each Party

Our obligation to effect the merger are subject to the satisfaction at or prior to the closing date of the following conditions:

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the merger agreement shall have been approved and adopted, and the merger approved by the requisite vote of Cornerstone shareholders under applicable law and company organization documents;

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all third party consents shall be obtained; and

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all representations and warranties shall be true and correct.

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Cornerstone shall have complied with all its covenants under the merger agreement;

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No action or suit shall be pending that will effect the transaction or Cornerstone’s business;

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The Agreement and Merger shall be approved by our shareholders; and

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All actions taken and documents submitted by Cornerstone shall be in a form satisfactory to us.

Cornerstone’s obligations to effect the merger is subject to the following conditions, unless waived in writing by us:

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the Agreement and Merger shall receive the necessary approval by our stockholders;

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the representations and warranties in the Merger Agreement shall be true and correct as of the Closing Date;

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we shall have complied with all our covenants;

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the Agreement shall have been approved by the stockholders of Cornerstone;

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Cornerstone shall receive the resignations of our officers and directors; and

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all actions taken and documents submitted by us shall be in a form satisfactory to Cornerstone.

Termination

The merger agreement may be terminated and the merger may be abandoned at any time prior to the completion of the merger:

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by mutual written consent of Cornerstone and us;

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by either Cornerstone or us if the closing has not occurred by December 20, 2004 (unless the failure to close is the result of a terminating party’s failure to act), or in the event either party breached its representations under the Merger agreement;  and

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by any party after the Special Meeting of our shareholders if they fail to approve the merger at the Special Meeting.

Non-Survival of Representations and Warranties

The representations and warranties by us and Cornerstone and the merger sub will terminate at the effective time. Only those covenants specifically stated to survive the effective time will survive.

Governing Law

The merger agreement is governed by and construed in accordance with the law of the State of Utah, regardless of laws that may govern under applicable principles of conflicts of law.

Accounting Treatment of Merger

Pursuant to the proposed merger with Cornerstone, Cornerstone will merge into USIP and USIP will issue to the shareholders of Cornerstone 26,500,000 shares of our post-split common shares, representing approximately 75% of our equity interests.  After the merger, the shareholders of Cornerstone will control USIP, including controlling the Board of Directors of USIP.  This merger will be accounted for as a reverse merger, under which Cornerstone will be deemed to have acquired USIP after the sale of our telecom subsidiaries.  Since this transaction is in substance, a recapitalization of USIP and not a business combination, purchase accounting treatment will not be applicable.

Required Vote

This proposal Number 6 will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal.  The Board of Directors recommends a vote “For” the proposed merger of Cornerstone into USIP.

Dissenters’ Rights

If the sale of assets, Proposal Number 1, or the merger, Proposal number 2 (the “Transactions”) are consummated, USIP shareholders who have not consented to the Transactions will have the right to dissent to the Transactions and obtain payment of the fair value of their shares of USIP common stock. The rights of USIP shareholders who desire to dissent from the Transactions are governed by the provisions of Sections 16-10a-1301, et seq. of the Utah Revised Business Corporation Act, a copy of which is attached hereto as Exhibit D. Pursuant to such provisions, if the merger is consummated, any shareholder of record of USIP who objects to the Transactions and who fully complies with Sections 16-10a-1301 of the Utah Revised Business Corporation Act will be entitled to demand and receive payment in cash of an amount equal to the fair value of all, but not less than all, of his or her shares of USIP common stock.  For the purpose of determining the amount to be received in connection with the exercise of statutory dissenters’ rights under the Utah Revised Business Corporation Act, the fair value of a dissenting shareholder’s USIP common stock equals the value of the shares immediately before the effective date of the merger, excluding any appreciation or depreciation in anticipation of the Transactions.

Any USIP shareholder desiring to receive payment of the fair value of his or her USIP common stock in accordance with the requirements of the Utah Revised Business Corporation Act: (i) must deliver to USIP prior to the time the shareholder vote on the Transactions, a written notice of his or her intent to demand payment for his or her shares if such Transactions are consummated; (ii) must not vote his or her shares in favor of the Transactions; and (iii) must demand payment. A filing of the written notice of intent to dissent with respect to the merger should be sent to: USIP, 2424 North Federal Highway, Suite 150, Boca Raton, Florida 33431. A VOTE AGAINST THE TRANSACTIONS ALONE WILL NOT SATISFY THE REQUIREMENTS FOR THE SEPARATE WRITTEN NOTICE OF INTENT TO DISSENT TO THE TRANSACTIONS, THE SEPARATE WRITTEN DEMAND FOR PAYMENT OF THE FAIR VALUE OF SHARES OF USIP COMMON STOCK, WHICH ARE REFERRED TO IN CONDITIONS (i) AND (iii) ABOVE. RATHER, A DISSENTING SHAREHOLDER MUST SEPARATELY COMPLY WITH ALL OF THOSE CONDITIONS.

Within ten (10) days of the later of the effective date or receipt of a payment demand by a shareholder in accordance with USIP’s dissenters’ notice sent to those shareholders who notified USIP of their intent to dissent, described in (i) above, USIP must offer to pay to each dissenting shareholder the amount USIP estimates to be the fair value of the dissenting shareholder’s shares, plus accrued interest. Such notice and offer must be accompanied by: (i) USIP’s balance sheet as of the end of a fiscal year ending not more than sixteen (16) months before the date of making an offer, an income statement for that year, a statement of changes in shareholders’ equity for that year, and the latest available interim financial statements, if any; (ii) a statement of the corporation’s estimate of the fair value of the shares; (iii) an explanation of how the interest was calculated; (iv) a statement of the dissenting shareholder’s right to demand payment of a different amount under Section 16-10a-1322 of the Utah Revised Business Corporation Act; and (v) a copy of the dissenters’ rights provisions of the Utah Revised Business Corporation Act.

If USIP does not complete the proposed Transactions within sixty (60) days after the date set for demanding payment and USIP again proposes to effect the merger, it must send a new dissenter’s notice in accordance with the Utah Revised Business Corporation Act and repeat the payment demand procedure.

A dissenting USIP shareholder may notify USIP in writing of his or her own estimate of the fair value of his or her shares and the amount of interest due, and demand payment of his or her estimate of the fair value if the shareholder believes the amount offered by USIP is less than the fair value of his or her shares or that the interest due is incorrectly calculated.

A dissenting shareholder waives his or her right to demand payment for the shares and is deemed to have accepted USIP’s offer unless he or she notifies USIP of his or her demand in writing within thirty (30) days after the date that USIP offers payment.

If a demand for payment remains unsettled, USIP must file an action in a court of competent jurisdiction, requesting that the fair value of such shares be found and determined. USIP must make all dissenting shareholders whose demands remain unsettled parties to the proceeding. If USIP does not commence the proceeding within such sixty (60) day period, it shall be required to pay each dissenting shareholder whose demand remains unsettled the amount demanded by the dissenting shareholder.

The foregoing does not purport to be a complete statement of the provisions of the Utah Revised Business Corporation Act relating to statutory dissenters’ rights and is qualified in its entirety by reference to the dissenters’ rights provisions of the Utah Revised Business Corporation Act, which is attached to this proxy as Exhibit D.

OTHER MATTERS

The Board of Directors does not know of any matters which may come before the company’s shareholders at the special meeting other than those mentioned in the notice of special meeting of shareholders and referred to in this proxy statement. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

FORWARD LOOKING STATEMENT

The information in this proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Statements that are not historical in nature, including statements about beliefs and expectations, are forward-looking statements.  Forward-looking statements include statements preceded by, followed by or that include the words “may,” “will,” “should,” “estimates,” “predicts,” “potential,” “continue,” “strategy,” “believes,” “anticipates,” “plans,” “expects,” “intends” and similar expressions.

You should not place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.  These statements are based upon current expectations.  We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.  All forward-looking statements are subject to risks and uncertainties that could cause actual events to differ materially from those projected.  Important factors that might cause or contribute to such a discrepancy include, but are not limited to the factors discussed under “Risk Factors,” beginning on page ___.

We file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that we file at the SEC’s public reference room at 450 Fifth Street, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. You may also obtain copies of this information by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549 at prescribed rates. Our public filings with the SEC are also available from commercial document retrieval services and at the web site maintained by the SEC at http://www.sec.gov.

RISK FACTORS

In addition to the other information included and incorporated by reference in this proxy statement, USIP shareholders should carefully consider the matters described below in voting on the merger and other proposals.

If We Are Unable to Complete the Merger, Our Business Will Be Adversely Affected.

If the merger is not completed, our business and, likely, our stock price will be adversely affected. Our expenses have historically exceeded our revenue and we have had losses in all our years of operation.  We currently anticipate that our available cash balances, available borrowings and cash generated from operations will be sufficient to fund our operations for an additional 12 months. If we are unable to complete the merger, we may be unable to continue to operate our business. Costs related to the merger, such as legal and accounting fees, must be paid even if the merger is not completed. In addition, even if we have sufficient funds to continue to operate our business but the merger is not completed, the current market price of our common stock may decline.

Going Concern

After the merger the business of Cornerstone will become the business of the surviving company.  Cornerstone has incurred losses since its inception, and Cornerstone’s independent auditors have indicated that certain factors raise substantial doubt about Cornerstone’s ability to continue as a going concern.  Footnote 1 to the financial statements indicate that Cornerstone has a working capital deficiency and that it is in arrears in its payroll taxes.  Cornerstone and the surviving company’s ability to continue as a going concern following the merger will depend on their ability to obtain additional financing.  There is no assurance that the surviving company will be able to obtain such funding on terms acceptable to it.

Failure to Complete the Merger Could Have a Negative Impact on the Price of Our Stock as Well as a Negative Impact on Our Business and Financial Results.

If the merger is not completed for any reason, USIP may be subject to a number of material risks, including the following:

•

The price of USIP’s common stock may decline to the extent that the relevant current market price reflects a market assumption that the merger will be completed.  USIP’s stock price may also decline because of uncertainty concerning the stand-alone prospects of USIP; and

•

Some costs relating to the merger such as legal and accounting fees must be paid by USIP even if the merger is not completed.

We have a history of losses and negative cash flow from operations and cannot assure that we will be profitable in the future on an operating basis or otherwise.

We have incurred substantial losses in recent years, and predicting our future operating results is difficult.  In the past, we have funded our operations through borrowings and from cash generated from operations.  Although operating activities may provide cash in certain periods, we anticipate that our operating activities may use additional cash.  If we continue to incur losses and consume cash, if our revenues decline, or if our expenses increase without commensurate increases in revenues, our operating results will suffer and the price of our common stock may fall.  The recent trend of operating losses and inconsistent revenue levels may require us to obtain additional equity or debt financing.  Accordingly, there can be no assurance that we will have access to adequate debt or equity financing or that, if available, it will be under terms and conditions satisfactory to us or that will not be dilutive.

USIP May Require Additional Capital To Fund Its Operations, And It May Be Unable to Obtain Additional Financing.

USIP believes that its current cash balances, including cash, cash equivalents and restricted cash, will be sufficient to meet its working capital and capital expenditure requirements for at least the next 12 months.  However, if  USIP needs to raise additional capital in the future, it cannot be sure that it will be able to secure additional financing on acceptable terms, or at all.  If USIP’s revenues do not meet expectations, if USIP encounters unforeseen expenses or if its business plan changes, it may require additional debt or equity financing after 12 months.

Additionally, holders of any future debt instruments or preferred stock may have rights senior to those of the holders of USIP’s common stock, and any future issuance of common stock would result in dilution of existing stockholders’ equity interests.  Any debt financing USIP raises could involve substantial restrictions on the ability to conduct its business and to take advantage of new opportunities.  If USIP is unable to obtain additional financing on acceptable terms or at all, its business and financial results may suffer.

The Completion of the Merger May Result In Dilution Of Future Per Share Operating Results To The Stockholders.

The completion of the merger could worsen the per share operating results of USIP or could result in a worse financial condition than could have been achieved by either USIP or Cornerstone on a stand-alone basis.  The merger could fail to produce the benefits that the companies anticipate, or could have other adverse effects that the companies currently do not foresee.  In addition, some of the assumptions that either company relies upon, may prove false.  In this event, the merger could result in a reduction of per-share earnings of USIP as compared to the per-share earnings that would have been achieved if the merger had not occurred.

The Merger May Fail To Qualify As A Reorganization, Resulting In The Recognition Of Taxable Gains Or Losses.

USIP and Cornerstone intend for the merger to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986.  Neither USIP nor Cornerstone, however, can provide assurance that the Internal Revenue Service will not challenge the tax status of the merger.

USIP and Cornerstone have structured the merger as a stock for stock merger.  If the structure of the merger does not qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, the issuance of USIP common stock to Cornerstone shareholders will be a fully taxable event.  In this scenario, Cornerstone shareholders generally will recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference between (1) the fair market value, as of the closing of the merger, of the consideration they receive in the merger and (2) the adjusted tax basis in their shares of Cornerstone capital stock.  See the section entitled “The Merger – Material United States Federal Income Tax Considerations.”

OWNERSHIP OF SHARES

The following table sets forth certain information as of October 25, 2004 regarding the number of shares of Common Stock beneficially owned by each director and each Named Executive Officer of the Company (as defined under "Executive Compensation---Compensation Tables"), all directors and executive officers of the Company as a group, and all persons known to the Company to beneficially own more than five percent of the outstanding shares of Common Stock. All shares of Common Stock shown in the table reflect sole voting and investment power except as otherwise noted.

	Amount and Nature	Percent
Name of Beneficial Owner	of Beneficial Ownership	of Class

Craig H. Burton	150,000	*

Joseph J. Passalaqua	200,000	*

Lilly O. Beter	0	*

Epic Events Trust, Gibralter	5,886,111	33.1%

Rivera Bay Holding Trust, Gibralter	6,622,161	37.2%

International Caribbean Trust, Ltd., Gibralter	1,425,839	8.0%
All current directors and executive	350,000	*
Officers as a group (3 persons)

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* Represents less than one percent of the outstanding Common Stock.

Directors and Executive Officers

The Merger Agreement calls for the resignation of USIP’s current officers and directors and the election of a new slate of officers and directors.  Assuming the Merger Agreement is approved, the following individuals will hold the positions indicated:

Maurice Stone.   Mr. Stone is the Chief Executive Officer of Cornerstone and he serves as its Chairman of the Board of Directors.  Mr. Stone has held these positions since the inception of Cornerstone.  Following the merger Mr. Stone will occupy the same position with the surviving company.  From January 2001 to May 2002, Mr. Stone served as Chairman and CEO of First Genesis Professional Services, an IT development and solutions company, located in Houston, Texas, where he still serves as a Director.  From 1999 through 2000, Mr. Stone was Vice President of Intelligent Medicine in Houston, Texas.   From 1996 to 1998, Mr. Stone was Chief Operating Officer of Telemedicine Solutions International in Silver Springs, Maryland.  From 1992 through 1994, Mr. Stone was Vice President of Power M Cable in Denver, Colorado.  From 1987 to 1991, Mr. Stone was a private consultant assisting various businesses in start-up financing and new market development.  From 1984 through 1987 he was with Digital Equipment Corporation as a Senior Account Manager to BellSouth Advanced Systems Corporation.  From 1981 through 1983, he was a marketing representative with IBM Corporation.  In 1981, Mr. Stone earned his B.S. degree in electrical engineering from Memphis State University.  From 1982 through 1983 Mr. Stone received certifications in Finance, Marketing, and Business Administration from IBM’s Corporate Training School and he continues to attend multiple finance and business strategy seminars, classes and training sessions.

Theodis “T” Ware.  Mr. Ware is the Vice President of Shareholder and Investor Relations for Cornerstone, and he has held these positions since the inception of the Company.  Following the Merger Mr. Ware will serve as Secretary and a Director of the surviving company.  Mr. Ware is responsible for the direction and implementation of the various support services that impact Cornerstone’s relationships with its shareholders and the investment community.  He is also responsible for increasing the Company’s visibility.  His primary purpose is to ensure that Cornerstone delivers its message to the appropriate audience while working to establish and maintain relationships that enhance each Operating Unit’s presence in the community.  From December 1990 to May 2002 Mr. Ware was COO of Ware & Associates, Inc., a Texas based public relations firm.  He received his B.S. degree in physical education from Morehouse College in Atlanta, Georgia, and his physical therapy certification from the University of Pennsylvania in 1973.  Mr. Ware is a veteran of the U.S. Air Force.

Dr. Ernest L. Carter.  Dr. Ernest L. Carter, Jr. is a director of Cornerstone, and he will be a director in the surviving company.  Since 1999 Dr. Carter has served as the Director of the Howard University Telehealth Sciences and Advanced Technology Center and the Executive Assistant to the Dean of the College of Medicine for Information Systems at Howard University in Washington, DC.  From 1996 to the present he also serves as Vice President of Virgo-Carter Pediatrics in Silver Springs, Maryland.  In addition, from 1993 to present he is a sub-contracted physician at Holy Cross Hospital, Silver Springs, Maryland.  From 1996 to 1999 he was President and Chief Executive

Officer at Telemedicine Solutions International, in Silver Springs, Maryland, and Chairmen of the Department of Pediatrics at Washington Adventist Hospital, Takoma Park, Maryland.  From 1976 to 1996 he has been a Clinical Director, Staff Physician, or professor.  Dr. Carter is a board-certified physician in pediatrics and licensed to practice medicine in Maryland.  Dr. Carter received his B.A. degree in Physics in 1976 from Harvard College, Cambridge, Massachusetts, and his Doctor of Medicine in Neuroscience degree in 1980 from Harvard Medical School, Boston, Massachusetts.  He also received his M.S. degree in bio-engineering in 1984, and Ph.D. degree in bio-engineering, in 1988, from the University of Pennsylvania, Philadelphia, Pennsylvania

James H. Shelton, III.   James H. Shelton, III is a director of Cornerstone, and he will be a director in the surviving company.  Mr. Shelton is currently employed as a Program Director at The Bill and Melinda Gates Foundation, a position that he has held from July 2003 to present.  From July 2002 to June 2003, he was NewSchools Venture Fund's East Coast Partner. From July 2001 to May 2003, he launched the consulting division of Edison Schools, after Edison acquired LearnNow, a for-profit education management company that he co-founded in September 1999.  Prior to LearnNow, Mr. Shelton worked for Knowledge Universe for one year, where he developed, acquired and operated several education-related businesses.  Prior to Knowledge Universe, from Spring 1993 to the Fall of 1998 he served as a senior management consultant with McKinsey & Company.  Mr. Shelton received his B.S. degree in computer science in 1989 from Morehouse College in Atlanta, GA and his Masters degrees in Business Administration and Education in 1993 from Stanford University in Palo Alto, California.

Lilly Beter.  Mrs. Lilly Beter has been a member of the Board of Directors of USIP since December, 2003, and following the merger Ms. Beter will be a director in the surviving company.    In addition, Mrs. Beter is President of Lilly Beter Capital Group, Ltd., which provides global financial consulting services.  Mrs. Beter founded Lilly Beter Capital Group, Ltd. more than thirty years ago with her late husband, Dr. Peter Beter.  Dr Beter was General Counsel for the Export-Import Bank of Washington and a candidate for the governorship of West Virginia.  Some of the project on which Dr. and Mrs. Beter collaborated include:  SODESMIR, a mineral exploration company in Zaire, representing American gas utilities building a pipeline the length of Argentina, and representing interests in underwater manganese nodule exploration in the Pacific.  After Dr. Beter’s death in 1987, Mrs. Beter took over full-time management of Lilly Beter Capital Group, Ltd., where she continues to oversee the day-to-day operations.  During her long and diverse career, Mrs. Beter has been a member of numerous Boards of Directors for both public and private companies as well as some of the world’s most recognized charities.

Executive Compensation

The following table describes the compensation paid to the executives of USIP prior to the merger, and the expected compensation to be paid to the executives of the surviving company.

Name of Officer/Director	Compensation to Be paid Post Merger	Compensation Paid Prior to Merger
Craig H. Burton	$0*	$40,040
Joseph J. Passalaqua	$0*	$27,040
Maurice Stone, CEO, Director	$117,000
Daryl Webster, CFO, Director	$95,000
John Plattenburg, VP, Director	$72,000
Theodis Ware, VP, Director James Hills, VP, Director	$36,000
James Hills, VP, Director	$21,000
Richard Nichols, VP	$92,400

*These individuals will not continue as officers following the merger and therefore they will be paid no salaries after the merger is concluded.

FORWARD LOOKING STATEMENTS AND INFORMATION

Statements in this proxy statement which are not historical facts are "forward-looking statements" that involve a number of risks and uncertainties. The Company cautions that various factors could cause actual results to differ materially from the statements contained herein. These factors include the following: business conditions and growth in the telecommunications industry, and the general economy; competitive factors availability; changes in product mix; reliance on key vendors or customers; income tax legislation; and the risk factors listed from time to time in the Company's reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement.

OTHER MATTERS

The Board does not know of any other matters to be presented at the Special Meeting for action by Shareholders. If any other matters requiring a vote of the Shareholders arise at the Special Meeting or any adjournment thereof, however, it is intended that votes will be cast pursuant to the proxies with respect to such matters in accordance with the best judgment of the persons acting under the proxies.

The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by mail, certain officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or personal interview. The Company may request brokers and others to forward proxies and soliciting materials to the beneficial owners of Common Stock, and will reimburse them for their reasonable expenses in so doing.

A list of Shareholders entitled to be present and vote at the Special Meeting will be available during the Special Meeting for inspection by shareholders who are present.

If you cannot be present in person, you are requested to complete, sign, date and return the enclosed proxy promptly. An envelope has been provided for your convenience. No postage is required if mailed in the United States.

 By Order of the Board of Directors,

 /s/ Craig H. Burton___________

Craig H. Burton, President

November 23, 2004

Boca Raton, Florida

Exhibits

Exhibit A	Plan of Recapitalization
Exhibit B	Amended and Restated Articles of Incorporation
Exhibit C	Agreement and Plan of Merger
Exhibit D	Utah Dissenters Rights Statute
Exhibit E	Stock Purchase Agreement
Exhibit F

Financial Statements

•

Cornerstone Services Group, Inc. and Subsidiary

•

CarePharm, Inc. and Diversacare, Inc.

•

LaPorte Apothecary, Inc.

•

USIP.Com, Inc. and Subsidiaries – Pro Forma Consolidated Financial Statements

USIP.COM, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, each dated November 23, 2004, and does hereby appoint Craig H. Burton with full power of substitution as proxy or proxies of the undersigned, to represent the undersigned and vote all shares of USIP.Com, Inc. common stock which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders of USIP.Com, Inc., to be held at 2424 North Federal Highway, Suite 150, Boca Raton, Florida 33431, at 11:00 a.m., local time, on December 3, 2004, and at any and all adjournment(s) thereof:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE LISTED PROPOSALS.

1.)

A proposal to approve the sale of substantially all of the Company’s assets consisting of the common stock of the Company’s wholly owned subsidiaries, Datone, Inc., a Delaware corporation, NB Payphones, Ltd., a Pennsylvania corporation, and The Platinum Funding Corporation, a New York corporation, to Fresca Worldwide Trading Corporation.

 For   Against   Abstain

2.)

A proposal to amend the articles of incorporation of the Company to change the par value of our common stock to $.0001.

 For   Against   Abstain

3.)

A proposal to amend the articles of incorporation of the Company to change the name of the Company to Cornerstone Services Group, Inc., following a successful completion of the proposed merger described in Proposal No. 6.

 For   Against   Abstain

4.)

A proposal to amend the articles of incorporation of the Company to increase the number of authorized shares of the Company from 25,000,000 Common Shares to  250,000,000 Common Shares and 250,000,000 Preferred Shares.

 For   Against   Abstain

5.)

A proposal to vote on a plan of recapitalization and to amend the Company’s articles of incorporation to effect a reverse stock split pursuant to which two shares of the Company’s outstanding common stock will be exchanged for one new share of common stock.

 For   Against   Abstain

6.)

A proposal to approve a merger agreement between the Company and Cornerstone Services Group, Inc., pursuant to which, among other things:

a.)

Cornerstone will be merged into the Company, and the Company will be the surviving company.

b.)

The name of the Company will be changed to Cornerstone Services Group, Inc.

c.)

Following the merger the Cornerstone shareholders will own approximately 75% of the shares of the Company and they will control the surviving company.

d.)

On the date of the closing Cornerstone will have 26,500,000 shares outstanding and they will be converted on a 1:1 basis for the shares of USIP.

 For   Against   Abstain

(CONTINUED, AND TO BE SIGNED ON REVERSE SIDE)

(CONTINUED FROM THE OTHER SIDE)

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD PROMPTLY

If any other business is properly presented at the Special Meeting, this proxy card will be voted by the proxies in their discretion.  At the present time, the Board of Directors knows of no other business to be presented to a vote of the shareholders at the Special Meeting.

Signature

Signature, if shares held jointly

Date  _____

, 2004

Please sign exactly as your name appears hereon.  When shares are held jointly, both holders should sign.  When signing as attorney,

executor, administrator, trustee, custodian or guardian, please give your full title.  If the holder is a corporation or partnership the full corporate or partnership name should be signed by a duly authorized officer or partner, respectively.